UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 8, 2005 (November 7, 2005)
CAPSTONE TURBINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15957 (Commission file number)	95-4180883 (I.R.S. Employer Identification No.)
21211 Nordhoff Street, Chatsworth, California 91311
(Address of principal executive offices)
(818) 734-5300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective November 7, 2005, Leigh L. Estus, 56, has been appointed Vice President of Operations of Capstone Turbine Corporation.
Mr. Estus most recently served as Director of Operations of EDO Corporation, a communications and countermeasure systems company (“EDO”), from August 2004 until October 2005. Prior to his employment with EDO, Mr. Estus spent more than 16 years with BAE Systems, a developer and manufacturer of advanced defense and aerospace systems, where he held the positions of Vice President of Operations and Director of Support Solutions. Prior to BAE Systems, Mr. Estus was employed by Whittaker Electronics Systems and Hughes Aircraft Company.
The full text of the press release issued in connection with the appointment of Mr. Estus is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
Exhibits
99.1	Press Release issued by Capstone Turbine Corporation on November 7, 2005 announcing the appointment of Leigh L. Estus as Vice President of Operations.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION (Registrant)
Date: November 7, 2005	By:	/s/ Walter J. McBride
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Capstone Turbine Corporation on November 7, 2005.